FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


       Date of Report (Date of Earliest Event Reported) January 22, 1999


                CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Commission file number: 1-13418


                         FALCON BUILDING PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                        DELAWARE                 36-3931893
            (State or Other Jurisdiction of   (I.R.S. Employer
             Incorporation or Organization)   Identification No.)


                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                    (Address of Principal Executive Office)

                                 (312) 906-9700

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)




ITEM 5.  OTHER EVENTS

      On January 22, 1999, Falcon Building Products, Inc. ("Falcon") acquired the assets and business of Penn Ventilation Companies, Inc.

      The press release announcing the above is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          99.1 Press release issued by Falcon Building Products, Inc. on January 25, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FALCON BUILDING PRODUCTS, INC.




                                          By:   /s/  Sam A. Cottone
                                                Sam A. Cottone
                                                Senior Vice President and
                                                Chief Financial Officer



Dated:  January 27, 1999

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